IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

Supplement dated January 6, 2015
to the Prospectus dated October 31, 2014

The following information replaces the section appearing under the heading “SUMMARY OF THE IMS DIVIDEND GROWTH FUND – Management” on page 15 of the prospectus:

“Management.  IMS Capital Management, Inc. serves as the Growth Fund’s investment adviser.  Carl W. Marker and Christopher L. Magaña are the Growth Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Growth Fund’s Portfolio.”

The following information replaces the section appearing under the heading “MANAGEMENT – Portfolio Manager of the Funds” on page 24 of the prospectus:

“Portfolio Manager(s) of the Funds.  Mr. Marker has been primarily responsible for management of each of the Value Fund and the Income Fund (including each of their predecessors) since inception.  Messrs. Marker and Magaña are each co-Portfolio Manager and are primarily responsible for management of the Growth Fund.  Mr. Marker has managed the Growth Fund (including its predecessor) since inception and Mr. Magaña has managed the Growth Fund since 2015.

Mr. Marker currently serves as Chairman and Chief Investment Officer, and has served as primary portfolio manager of the Adviser since 1988.

Mr. Magaña has served as Managing Director of Portfolio Management and Research of the Adviser since 2014.  Prior to joining the Adviser, Mr. Magaña was a portfolio manager for West Coast Trust, an affiliate of Columbia State Bank since 2005.

The Funds’ Statement of Additional Information provides additional information about the Funds’ portfolio managers, including their compensation, other accounts that they manage and their ownership of shares of the Funds.”

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IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

Supplement dated January 6, 2015
to the Statement of Additional Information dated October 31, 2014

The following information replaces in its entirety the section entitled “MANAGEMENT AND ADMINISTRATION – Portfolio Manager” on pages 28-29 of the Statement of Additional Information:

“Portfolio Managers. Carl W. Marker is the lead portfolio manager responsible for the day-to-day management of the IMS Capital Value Fund and the IMS Strategic Income Fund.  Mr. Marker and Mr. Christopher L. Magaña are co-portfolio managers of IMS Dividend Growth Fund.  Mr. Marker is compensated through salary, bonus and equity ownership of the Adviser. Mr. Magaña is compensated through salary and bonus.  Messrs. Marker’s and Magaña’s compensation consists of a fixed base salary and a discretionary bonus based on the quality of each of their research contributions, and each of their overall contributions to the firm’s success. In addition, Mr. Marker participates in the Adviser’s profit sharing plan. Such arrangement provides incentive for Mr. Marker to increase revenue through asset gathering, asset retention, preservation and growth of capital, and through the production of excellent research and decision making.

As of September 30, 2014 and December 31, 2014, Mr. Marker and Mr. Magaña, respectively, managed assets in a number of other accounts as listed in the table below.

	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Carl W. Marker	0	N/A	0	N/A	399	$52,429,121
Christopher L. Magaña	0	N/A	0	N/A	0	N/A

Ownership of Securities.  As of June 30, 2014, Mr. Marker owned $10,001 - $50,000 of IMS Dividend Growth Fund, $10,001 - $50,000 of IMS Strategic Income Fund and $100,001 - $500,000 of IMS Capital Value Fund.  As of December 31, 2014, Mr. Magaña owned $100,001 - $500,000 of IMS Dividend Growth Fund.

Conflicts of Interest. The Adviser’s management of accounts other than the Funds may give rise to potential conflicts of interest in connection with its management of the Funds’ investments, on the one hand, and the investments of the other accounts (the “Other Accounts”), on the other. The Other Accounts might have similar investment objectives as the Funds, track the same indices a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

Investment Opportunities: The Adviser may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of the Adviser’s various accounts may give rise to a conflict of interest by creating an incentive for the Adviser to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.”

360 Funds
1-877-244-6235
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE